UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2007

CELEBRATE EXPRESS, INC.

(Exact name of Registrant as specified in its charter)

Washington	000-50973	91-1644428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11220 – 120th Avenue NE

Kirkland, Washington  98033

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (425) 250-1061

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 18, 2007, Celebrate Express, Inc., (the “Company”) entered into a Third Amendment to Lease (the “Lease Amendment”) to the Lease Agreement by and between the Company and Highwoods Realty Limited Partnership to extend the lease for its Greensboro, North Carolina distribution facility for a period of twenty-eight (28) months, thereby extending the expiration date of the lease to December 31, 2009. The Lease Amendment is filed with this Form 8-K as Exhibit 10.1.

Item 9.01	Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Lease, dated April 18, 2007, by and between Celebrate Express, Inc. and Highwoods Realty Limited Partnership

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2007	CELEBRATE EXPRESS, INC.

By:	/s/ Darin L. White
Darin L. White
Vice President, Finance